UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 3, 2005

AMERICAN POWER CONVERSION CORPORATION

(Exact name of registrant as specified in charter)

Massachusetts	1-12432	04-2722013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

132 Fairgrounds Road, West Kingston, Rhode Island 02892
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 401-789-5735

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04.  Temporary Suspension of Trading Under Registrant’s Employee Benefits Plans

A.            On March 3, 2005, American Power Conversion Corporation (“APC”) received from the representative of the administrator of the American Power Conversion Corporation Consolidated 401(k) Plan (the “Plan”) a notice (the “Notice”) under section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974 informing APC of a planned blackout period for participants in the Plan.  The Notice contained substantially the following information:

1.                                       Effective on or about April 14, 2005, the trustee of the Plan will change to Fidelity Management Trust Company, or an affiliated company (“Fidelity”).  Also as of such date, Fidelity will take over performance of recordkeeping and administrative services under the Plan.

2.                                       As a result of the transition to Fidelity, eligible Plan participants temporarily will be unable to request a hardship withdrawal or qualified domestic relations order (“QDRO”), direct or diversify investments in their individual Plan accounts, obtain a loan from the Plan or obtain a distribution from the Plan.  In addition, new Plan participants temporarily will be unable to enroll in the Plan.  This period of time during which Plan participants will temporarily be unable to exercise their rights otherwise available under the Plan is called a “blackout period”. Plan participants should evaluate the appropriateness of their current investment decisions in light of their inability to direct or diversify assets credited to their accounts during the blackout period.

3.                                       The blackout period for the Plan begins (i) at 2 p.m. Eastern time on April 4, 2005 with respect to requests for hardship withdrawals and QDROs and (ii) at 3 p.m. Eastern time on April 6, 2005 with respect to enrolling in the plan, directing or diversifying investments in individual Plan accounts, obtaining a loan from the Plan or obtaining a distribution from the Plan.  The blackout period is expected to end during the week of April 24, 2005.

4.                                       If you have any questions concerning this notice, or to determine whether the blackout period has started or ended, you should contact:

Patricia Kundl

American Power Conversion Corporation

132 Fairgrounds Road

West Kingston, RI 02892

401-789-5735 x2110

B.            During the blackout period referenced above, and for a period of two (2) years following the ending date of the blackout period, a security holder or other interested person may obtain, without charge, the actual beginning and ending dates of the blackout period by contacting the person indicated in paragraph A(4) above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN POWER CONVERSION CORPORATION

Dated: March 8, 2005	By:	/s/ Donald M. Muir
Donald M. Muir,
Chief Financial Officer